UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

The Bancorp, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	333-117385 (Commission File Number)	23-3016517 (IRS Employer Identification No.)

405 Silverside Road, Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)

Registrant’s telephone number, including area code: 302-385-5000

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

See the Company’s Form 8-K filed on January 6, 2005 (the “January 8-K”).

(b)	Pro Forma Financial Information.

Unaudited pro forma combined balance sheets as of September 30, 2004 and December 31, 2003 and unaudited pro forma combined income statement for the nine months ended September 30, 2004 relating to The Bancorp, Inc. and The Bancorp Bank are attached hereto as Exhibit 99.2. See the January 8-K for additional unaudited pro forma financial information.

(c)	Exhibits

Exhibit No.	Description
2.1(1)	Mears Acquisition Agreement and Plan of Merger
2.2(2)	Reorganization Agreement and Plan of Merger
99.1(1)	Financial statements for the Bank as of and for the nine months ended September 30, 2004.
99.2	Unaudited pro forma financial statements.

__________________
(1)	Previously filed with the January 8-K.
(2)	Previously filed as Annex A to the Company’s Registration Statement on Form S-4 (Reg. No. 333-117385).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2005	THE BANCORP, INC.

/S/ Marty Egan
Marty Egan, Senior Vice President,
Chief Financial Officer and Secretary